Liberty All-Star® Equity Fund

3rd Quarter Report | September 30, 2023

Liberty All-Star® Equity Fund

Periods Ended September 30, 2023 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.07
Market Price	$5.92
Discount	-2.5%

	Quarter	Year-to-Date
Distributions*	$0.16	$0.46
Market Price Trading Range	$5.83 to $7.04	$5.72 to $7.04
Premium/(Discount) Range	5.3% to -5.7%	5.3% to -5.7%

Performance

Shares Valued at NAV with Dividends Reinvested	-3.02%	10.75%
Shares Valued at Market Price with Dividends Reinvested	-6.15%	11.81%
Dow Jones Industrial Average	-2.10%	2.73%
Lipper Large-Cap Core Mutual Fund Average	-3.20%	11.44%
NASDAQ Composite Index	-3.94%	27.11%
S&P 500® Index	-3.27%	13.07%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2023.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 20.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2023

Stocks’ struggles in the third quarter of 2023 can be attributed to inflation and interest rates. The Federal Reserve raised the federal funds rate in late July for the 11th time since March 2022. While inflation had been drifting downward, consumer price increases remained above the Fed’s 2 percent inflation target, prompting the July increase. The market took the hint that interest rates would not be coming down as quickly as hoped and may go even higher if data compels the Fed to act.

In this environment, U.S. Treasuries offered investors a competitive risk-adjusted alternative to stocks. The yield on benchmark 10-year Treasuries rose to 4.55 percent during the quarter, the highest since 2007 (and up from 3.50 percent as recently as May). Bonds not only siphoned money out of stocks, but the rising rates also renewed investor concerns over the potential for an economic recession. Thus, stocks ended the quarter lower, with three key barometers posting negative returns: the S&P 500® Index, -3.27 percent; the Dow Jones Industrial Average (DJIA), -2.10 percent; and the NASDAQ Composite Index, -3.94 percent. The quarter closed with stocks suffering four straight losing weeks, the longest reversal of the year.

The challenge of higher interest rates was compounded by a range of other concerns:

●	The price of oil climbed to over $90 a barrel after Russia and Saudi Arabia agreed in August to reduce output by 1.3 million barrels per day through December. In response, oil prices scored their longest streak of daily gains in four years.

●	The potential for a shutdown of the federal government on October 1 put investors on watch as September progressed. While a bipartisan agreement provided a temporary reprieve at the last minute, it did not occur until markets had closed for the quarter.

●	The labor situation unsettled markets, as unions had begun to strike. It started with the Screen Actors Guild strike in July. Then the “Big Three” domestic auto producers faced an industry-wide strike by the United Auto Workers (UAW). On September 15, the union began striking at one factory at each producer and signaled intentions to expand the strike to more factories and warehouses. In its first two weeks the strike resulted in an estimated $4 billion in economic losses.

●	Markets worldwide reflected worries over the global banking system and China’s troubled economy. Investors were wary of China’s slowing growth, deflationary pressures and precarious real estate market.

While the economy was strong enough to weather higher interest rates it was not so strong as to write off any fear of recession and that, too, lingered as an unrealized threat. Signs of strength included unemployment at near record lows (the jobless rate declined to 3.5 percent), retail sales holding their own and, on balance, inflation appearing to be cooling. But some industries encountered headwinds, housing and manufacturing being two examples.

It could be forgotten that the momentum of the first six months carried over into July, which saw the S&P 500® return 3.21 percent. In July, the Federal Reserve delivered its highly anticipated quarter-point increase in the federal funds rate, taking it to the range of 5.25 percent to 5.50 percent, the highest in 22 years. But stocks shrugged it off. The Consumer Price Index (CPI) rose 3.0 percent in June (reported in July) down from 9.1 percent from a year earlier. U.S. GDP was reported at an annualized rate of 2.4 percent in 2Q23, up from 2.0 percent in Q1. The surge in AI-related stocks drove the S&P 500® to its highest level in 15 months. Consumer confidence rose to a two-year high.

Third Quarter Report (Unaudited) | September 30, 2023	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Investor sentiment changed on the very first day of August when Fitch Ratings downgraded U.S. sovereign debt from AAA to AA+ in response to debt in excess of $33 trillion, a situation compounded by political infighting over the budget and new government spending initiatives that are expected to add to deficits in the future. Equity markets reacted by retrenching on August 2, as most indexes declined 1.0 percent or more. Meanwhile, the CPI crept up 3.2 percent in July, breaking a string of monthly declines, and the Producer Price Index (PPI) rose 0.8 percent in July from July 2022 following a modest 0.1 percent year-over-year increase in June. The CPI held more disappointing news as the August print showed the gauge rose 3.7 percent year over year, up from July’s inflation rate of 3.2 percent. In September, the average 30-year fixed mortgage reached 7.31 percent, the highest level in nearly 23 years. Bottom line for investors: the S&P 500® returned -1.59 percent in August accelerating to -4.77 percent in September. The technology-oriented NASDAQ Composite returned -2.05 percent and -5.77 percent, respectively, for the two months.

Value stocks reversed their position from the first half of the year as laggards relative to growth stocks by narrowly outperforming in the third quarter. The broad market Russell 3000® Value Index returned -3.15 percent versus -3.34 percent for its growth counterpart. That difference, just 19 basis points, compares to a gap of 844 basis points in favor of growth stocks in the second quarter. In the rising rate environment, investors punished growth stocks for their valuations and perceived vulnerability to higher borrowing costs.

Liberty All-Star® Equity Fund

On an absolute return basis, Liberty All-Star Equity Fund had negative results in the third quarter. Relative to key benchmarks, results were modestly positive when shares are valued at net asset value (NAV) with dividends reinvested, as the Fund’s NAV returned -3.02 percent with dividends reinvested for the quarter. Shares returned -6.15 percent when valued at market price with dividends reinvested. (Fund returns are net of expenses).

The NAV return of -3.02 percent was better than that of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned -3.20 percent. The Fund also fared better than the previously mentioned returns for the S&P 500® and the NASDAQ Composite but was just below the DJIA. The Fund’s market price return of -6.15 percent lagged all relevant benchmarks, however.

Through nine months this year the Fund’s market price return was modestly ahead of the Lipper benchmark while its NAV return was slightly lower. Fund returns were well ahead of the DJIA but behind the S&P 500® and NASDAQ Composite.

For the quarter, only two of 11 S&P sectors—energy and communication services—delivered positive returns, but the Fund had an underweight allocation to each. The Fund’s underweight to information technology and overweight to financials were the largest positive contributors to performance. Stock selection was positive overall, with information technology being the largest contributor. The Fund’s underweight to seven mega-cap stocks1, often referred to as the “magnificent seven”, that have been driving returns this year helped in the third quarter, as higher interest rates weighed on these stocks. Year to date through nine months, however, the underweight cost the Fund 6.4 percent in return relative to the S&P 500®.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

During the third quarter the discount range for many closed-end funds widened owing to the heightened downside volatility. That was true for the Fund as well. The range over which Fund shares traded relative to their underlying NAV ranged from a premium of 5.3 percent to a discount of -5.7 percent. This compares with a 1.3 percent premium ranging to a discount of -1.8 percent in the second quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.16 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $30.14 per share for a total of more than $3.6 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

While stocks took a turn downward in the last two months of the third quarter, strong returns through the first seven months of 2023 kept many benchmarks—as well as Liberty All-Star Equity Fund—in positive returns by double-digits through September. We can hope the Federal Reserve is nearing the end of its rising rate regime, but there are many forces at work shaping the near-term direction of the stock market. As always, we will diligently monitor the broader investment environment. At the same time, however, we will keep our primary focus on the long term, recognizing that short-term volatility is a distraction but vision, discipline and experience are the enduring foundation of a sound stock portfolio.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2023 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Third Quarter Report (Unaudited) | September 30, 2023	3

Liberty All-Star® Equity Fund	Table of Distributions, Rights Offerings and Tax Credits

(Unaudited)

Year	Per Share Distributions	Rights Offerings			Tax Credits[1]
		Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023 1st Quarter 2nd Quarter 3rd Quarter	0.15 0.15 0.16
Total	$30.14

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE
VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED
IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2023 (Unaudited)

Investment Style Spectrum

	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	30	42	28	32	147*	503
Percent of Holdings in Top 10	41%	48%	33%	47%	55%	22%	31%
Weighted Average Market Capitalization (billions)	$70	$202	$181	$429	$571	$296	$633
Average Five-Year Earnings Per Share Growth	8%	7%	16%	16%	16%	13%	18%
Dividend Yield	2.6%	1.3%	2.1%	0.7%	0.5%	1.4%	1.6%
Price/Earnings Ratio**	14x	19x	18x	33x	42x	22x	22x
Price/Book Value Ratio	1.4x	3.2x	2.8x	6.0x	5.4x	2.9x	3.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Third Quarter Report (Unaudited) | September 30, 2023	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2023 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	3.46%
Alphabet, Inc.	3.25
UnitedHealth Group, Inc.	2.53
Amazon.com, Inc.	2.39
NVIDIA Corp.	2.29
Visa, Inc.	2.08
ServiceNow, Inc.	1.93
S&P Global, Inc.	1.61
Danaher Corp.	1.37
Sony Group Corp.	1.33
Adobe, Inc.	1.30
Booking Holdings, Inc.	1.25
Salesforce, Inc.	1.16
Charles Schwab Corp.	1.14
Capital One Financial Corp.	1.14
Ecolab, Inc.	1.12
Fresenius Medical Care AG & Co. KGaA	1.11
Autodesk, Inc.	1.06
Ferguson PLC	1.02
Berkshire Hathaway, Inc.	0.99
33.53%

Economic Sectors*	Percent of Net Assets
Financials	20.86%
Information Technology	20.40
Health Care	13.99
Consumer Discretionary	12.35
Industrials	7.68
Communication Services	5.63
Materials	5.61
Consumer Staples	4.54
Energy	2.45
Real Estate	1.84
Utilities	1.41
Other Net Assets	3.24
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the largest ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2023.

Security Name	Shares
	Purchases (Sales)	Held as of 9/30/23
Purchases
Baxter International, Inc.	198,892	198,892
Canadian Pacific Kansas City, Ltd.	134,874	134,874
Gartner, Inc.	16,088	16,088
Global Payments, Inc.	54,153	54,153
Palo Alto Networks, Inc.	29,129	29,129
Teledyne Technologies, Inc.	18,026	18,026
Tyson Foods, Inc.	123,530	123,530
U.S. Bancorp	174,729	204,301

Sales
Activision Blizzard, Inc.	(91,000)	0
Adobe, Inc.	(17,001)	42,421
Axis Capital Holdings, Ltd.	(129,401)	0
Cincinnati Financial Corp.	(57,489)	0
Intuitive Surgical, Inc.	(18,370)	24,264
Mohawk Industries, Inc.	(67,297)	0
TransUnion	(74,151)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2023	7

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.76%)
COMMUNICATION SERVICES (5.63%)
Entertainment (0.76%)
Netflix, Inc.(a)	25,035	$9,453,216
Walt Disney Co.(a)	40,170	3,255,778
		12,708,994
Interactive Media & Services (3.25%)
Alphabet, Inc., Class A(a)	134,470	17,596,744
Alphabet, Inc., Class C(a)	276,184	36,414,861
		54,011,605
Media (1.62%)
Charter Communications, Inc., Class A(a)	22,843	10,046,808
Omnicom Group, Inc.	115,075	8,570,786
Trade Desk, Inc., Class A(a)	105,216	8,222,631
		26,840,225
CONSUMER DISCRETIONARY (12.35%)
Automobile Components (1.90%)
Cie Generale des Etablissements Michelin SCA(b)(c)	420,100	6,402,324
Lear Corp.	109,726	14,725,229
Magna International, Inc., Class A(c)	194,419	10,422,803
		31,550,356
Broadline Retail (2.39%)
Amazon.com, Inc.(a)	312,436	39,716,864

Hotels, Restaurants & Leisure (2.58%)
Booking Holdings, Inc.(a)	6,734	20,767,319
Starbucks Corp.	109,542	9,997,899
Yum! Brands, Inc.	96,347	12,037,594
		42,802,812
Household Durables (2.36%)
Lennar Corp., Class A	89,000	9,988,470
Newell Brands, Inc.	783,352	7,073,669
Sony Group Corp.(b)(c)	268,330	22,113,075
		39,175,214
Specialty Retail (1.70%)
CarMax, Inc.(a)	142,513	10,079,944
Home Depot, Inc.	27,375	8,271,630
TJX Cos., Inc.	48,411	4,302,770
Ulta Beauty, Inc.(a)	14,155	5,654,215
		28,308,559

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (1.42%)
Gildan Activewear, Inc.(c)	322,869	$9,043,561
NIKE, Inc., Class B	72,716	6,953,104
PVH Corp.	77,568	5,934,727
Skechers U.S.A., Inc., Class A(a)	34,199	1,674,041
		23,605,433
CONSUMER STAPLES (4.54%)
Beverages (0.85%)
Coca-Cola Co.	132,500	7,417,350
Constellation Brands, Inc., Class A	26,700	6,710,511
		14,127,861
Consumer Staples Distribution & Retail (1.82%)
Costco Wholesale Corp.	20,719	11,705,406
Dollar Tree, Inc.(a)	74,772	7,959,480
SYSCO Corp.	159,323	10,523,284
		30,188,170
Food Products (0.37%)
Tyson Foods, Inc., Class A	123,530	6,237,030

Household Products (0.43%)
Procter & Gamble Co.	49,400	7,205,484

Multiline Retail (0.51%)
Dollar General Corp.	79,742	8,436,704

Personal Care Products (0.56%)
Unilever PLC(b)	187,331	9,254,151

ENERGY (2.45%)
Energy Equipment & Services (1.00%)
Halliburton Co.	76,599	3,102,259
NOV, Inc.	316,776	6,620,618
Schlumberger NV	116,865	6,813,230
		16,536,107
Oil, Gas & Consumable Fuels (1.45%)
Coterra Energy, Inc.	300,600	8,131,230
Phillips 66	61,100	7,341,165
Shell PLC(b)	134,846	8,681,386
		24,153,781

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	9

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (20.86%)
Banks (4.38%)
Bank of America Corp.	343,426	$9,403,004
Citigroup, Inc.	311,076	12,794,556
Commerce Bancshares, Inc.	73,710	3,536,606
Cullen/Frost Bankers, Inc.	52,400	4,779,404
JPMorgan Chase & Co.	69,655	10,101,368
Mitsubishi UFJ Financial Group, Inc.(b)(c)	613,500	5,208,615
PNC Financial Services Group, Inc.	45,800	5,622,866
U.S. Bancorp	204,301	6,754,191
Wells Fargo & Co.	357,023	14,587,960
		72,788,570
Capital Markets (6.05%)
Ameriprise Financial, Inc.	28,600	9,428,848
BlackRock, Inc.	9,656	6,242,508
Blackstone Group LP	70,600	7,564,084
Charles Schwab Corp.	344,521	18,914,203
Goldman Sachs Group, Inc.	16,458	5,325,315
MSCI, Inc.	23,530	12,072,772
Northern Trust Corp.	119,642	8,312,726
S&P Global, Inc.	73,225	26,757,147
UBS Group AG	242,844	5,986,105
		100,603,708
Consumer Finance (1.61%)
American Express Co.	52,531	7,837,100
Capital One Financial Corp.	194,392	18,865,743
		26,702,843
Financial Services (5.93%)
Berkshire Hathaway, Inc., Class B(a)	46,789	16,390,187
Equitable Holdings, Inc.	371,413	10,544,415
FleetCor Technologies, Inc.(a)	33,067	8,443,328
Global Payments, Inc.	54,153	6,248,714
Mastercard, Inc., Class A	32,723	12,955,363
PayPal Holdings, Inc.(a)	55,445	3,241,315
Visa, Inc., Class A	150,142	34,534,161
Voya Financial, Inc.	92,584	6,152,207
		98,509,690
Insurance (2.89%)
American International Group, Inc.	85,780	5,198,268
Aon PLC, Class A	42,427	13,755,682
Arch Capital Group, Ltd.(a)	98,389	7,842,587
MetLife, Inc.	205,815	12,947,822

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp.	60,112	$8,373,601
		48,117,960
HEALTH CARE (13.99%)
Biotechnology (1.15%)
Amgen, Inc.	33,500	9,003,460
Regeneron Pharmaceuticals, Inc.(a)	12,214	10,051,633
		19,055,093
Health Care Equipment & Supplies (4.14%)
Alcon, Inc.	95,200	7,336,112
Align Technology, Inc.(a)	13,452	4,107,165
Baxter International, Inc.	198,892	7,506,184
Boston Scientific Corp.(a)	159,769	8,435,803
Dexcom, Inc.(a)	72,142	6,730,849
Intuitive Surgical, Inc.(a)	24,264	7,092,125
Koninklijke Philips NV(c)	405,046	8,076,617
Medtronic PLC	161,322	12,641,192
Smith & Nephew PLC(b)	278,538	6,899,386
		68,825,433
Health Care Providers & Services (3.91%)
Cardinal Health, Inc.	52,166	4,529,052
Fresenius Medical Care AG & Co. KGaA(b)	854,142	18,398,219
UnitedHealth Group, Inc.	83,429	42,064,067
		64,991,338
Life Sciences Tools & Services (3.04%)
Danaher Corp.	91,513	22,704,375
IQVIA Holdings, Inc.(a)	82,427	16,217,512
Thermo Fisher Scientific, Inc.	22,908	11,595,343
		50,517,230
Pharmaceuticals (1.75%)
Bristol-Myers Squibb Co.	137,360	7,972,374
Merck & Co., Inc.	78,500	8,081,575
Pfizer, Inc.	76,452	2,535,913
Zoetis, Inc.	60,774	10,573,461
		29,163,323
INDUSTRIALS (7.68%)
Aerospace & Defense (0.39%)
General Dynamics Corp.	29,400	6,496,518

Building Products (2.09%)
Carlisle Cos., Inc.	40,984	10,625,512

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	11

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (continued)
Carrier Global Corp.	218,598	$12,066,610
Masco Corp.	225,229	12,038,490
		34,730,612
Commercial Services & Supplies (0.41%)
Waste Connections, Inc.	51,189	6,874,683

Electrical Equipment (0.28%)
Eaton Corp. PLC	21,476	4,580,401

Ground Transportation (0.60%)
Canadian Pacific Kansas City, Ltd.	134,874	10,035,974
		10,035,974
Industrial Conglomerates (0.94%)
General Electric Co.	75,902	8,390,966
Honeywell International, Inc.	39,000	7,204,860
		15,595,826
Machinery (1.96%)
Oshkosh Corp.	49,700	4,742,871
Parker-Hannifin Corp.	28,900	11,257,128
Wabtec Corp.	92,513	9,831,357
Xylem, Inc.	73,400	6,681,602
		32,512,958
Trading Companies & Distributors (1.01%)
Ferguson PLC	102,590	16,872,977

INFORMATION TECHNOLOGY (20.40%)
Electronic Equipment & Instruments (0.38%)
TE Connectivity Ltd.	51,086	6,310,654

Electronic Equipment, Instruments & Components (1.23%)
CDW Corp.	64,607	13,035,108
Teledyne Technologies, Inc.(a)	18,026	7,365,063
		20,400,171
IT Services (1.64%)
Amdocs, Ltd.	67,795	5,727,999
Cognizant Technology Solutions Corp., Class A	183,958	12,461,315
Gartner, Inc.(a)	16,088	5,527,998
Snowflake, Inc., Class A(a)	22,616	3,455,046
		27,172,358

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (4.79%)
ASML Holding N.V.	13,714	$8,072,883
Enphase Energy, Inc.(a)	26,570	3,192,385
Microchip Technology, Inc.	121,800	9,506,490
Micron Technology, Inc.	197,465	13,433,544
NVIDIA Corp.	87,541	38,079,460
QUALCOMM, Inc.	66,400	7,374,384
		79,659,146
Software (12.36%)
Adobe, Inc.(a)	42,421	21,630,468
ANSYS, Inc.(a)	31,000	9,224,050
Autodesk, Inc.(a)	84,854	17,557,141
Crowdstrike Holdings, Inc., Class A(a)	48,759	8,161,281
Intuit, Inc.	19,951	10,193,764
Microsoft Corp.	181,873	57,426,400
Palo Alto Networks, Inc.(a)	29,129	6,829,003
Salesforce, Inc.(a)	95,292	19,323,312
SAP SE(b)	79,998	10,345,341
ServiceNow, Inc.(a)	57,357	32,060,269
Workday, Inc., Class A(a)	59,048	12,686,463
		205,437,492
MATERIALS (5.61%)
Chemicals (3.71%)
Corteva, Inc.	213,500	10,922,660
Dow, Inc.	299,505	15,442,478
Ecolab, Inc.	109,700	18,583,180
RPM International, Inc.	77,800	7,376,218
Sherwin-Williams Co.	36,371	9,276,423
		61,600,959
Construction Materials (0.59%)
Martin Marietta Materials, Inc.	24,000	9,851,520

Containers & Packaging (1.31%)
Avery Dennison Corp.	78,934	14,418,874
Ball Corp.	146,405	7,288,041
		21,706,915
REAL ESTATE (1.84%)
Residential REITs (0.36%)
Equity LifeStyle Properties, Inc.	93,500	5,956,885

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	13

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialized REITs (1.48%)
American Tower Corp.	50,247	$8,263,119
Crown Castle, Inc.	50,600	4,656,718
Equinix, Inc.	16,028	11,640,495
		24,560,332
UTILITIES (1.41%)
Electric Utilities (0.95%)
Edison International	143,112	9,057,559
Xcel Energy, Inc.	118,000	6,751,960
		15,809,519
Gas Utilities (0.46%)
Atmos Energy Corp.	72,300	7,658,739

TOTAL COMMON STOCKS
(COST OF $1,410,840,715)		1,607,959,177

SHORT TERM INVESTMENTS (4.81%)
MONEY MARKET FUND (3.07%)
State Street Institutional US Government Money Market Fund, 5.29%(d)
(COST OF $51,047,461)	51,047,461	51,047,461

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (1.74%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%
(COST OF $28,959,271)	28,959,271	28,959,271

TOTAL SHORT TERM INVESTMENTS
(COST OF $80,006,732)		80,006,732

TOTAL INVESTMENTS (101.57%)
(COST OF $1,490,847,447)		1,687,965,909

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.57%)		(26,152,727)

NET ASSETS (100.00%)		$1,661,813,182

NET ASSET VALUE PER SHARE
(273,757,654 SHARES OUTSTANDING)		$6.07

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2023 (Unaudited)

(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $38,075,916.

(d)	Rate reflects seven-day effective yield on September 30, 2023.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2023	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). The Board has designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2023, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2023:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$38,075,916	$28,959,271	$10,204,418	$39,163,689

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Third Quarter Report (Unaudited) | September 30, 2023	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,607,959,177	$–	$–	$1,607,959,177
Short Term Investments	80,006,732	–	–	80,006,732
Total	$1,687,965,909	$–	$–	$1,687,965,909

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2023 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2023	19

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

20	www.all-starfunds.com

ALL-STAR EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE